                                                                  Exhibit (a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            AMWAY ASIA PACIFIC LTD.
           PURSUANT TO THE OFFER TO PURCHASE, DATED NOVEMBER 18, 1999
                                       OF

                                NEW AAP LIMITED

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates for shares of Common Stock, par value $.01 per share, of Amway Asia Pacific Ltd., and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer or if the procedure for book-entry transfer cannot be completed by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, or mailed to the Depositary. See "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                    By Mail:                                             By Hand:
     FIRST CHICAGO TRUST COMPANY OF NEW YORK              FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                      C/O SECURITIES TRANSFER AND REPORTING SERVICES
                CORPORATE ACTIONS                                          INC.
                   SUITE 4660                                     ATTN: CORPORATE ACTIONS
                  P.O. BOX 2569                                100 WILLIAM STREET, GALLERIA
           JERSEY CITY, NJ 07303-2569                               NEW YORK, NY 10038
              By Overnight Courier:                             By Facsimile Transmission:
     FIRST CHICAGO TRUST COMPANY OF NEW YORK                 (201) 324-3402 OR (201) 324-3403
          CORPORATE ACTIONS, SUITE 4660                            Confirm by Telephone:
              525 WASHINGTON BLVD.                                    (201) 222-4707
              JERSEY CITY, NJ 07310

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR THIS NOTICE OF GUARANTEED DELIVERY TO BE EFFECTIVE, IT MUST BE SIGNED BY BOTH THE TENDERING HOLDER AND THE GUARANTOR.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON DECEMBER 17, 1999, UNLESS THE OFFER IS EXTENDED.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THAT SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                         ------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Depositary, on behalf of New AAP Limited, a Bermuda corporation (the "Purchaser") and an entity controlled, directly or indirectly, by the DeVos and Van Andel families and certain corporations, trusts, foundations and other entities established by or for the benefit of such families, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 18, 1999 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"), receipt of which is hereby acknowledged, the number of shares indicated below of Common Stock, par value $.01 per share (the "Common Stock"), of Amway Asia Pacific., Ltd., pursuant to the guaranteed delivery procedure set forth in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase.

                (SEE INSTRUCTION 2 OF THE LETTER OF TRANSMITTAL)
                        NUMBER OF SHARES TO BE TENDERED:
                            ------------------------

         -------------------------------------------------------------

   NUMBER OF SHARES
   -----------------------------------------

   CERTIFICATE NOS. (IF AVAILABLE):
         -------------------------------------------------------------

         -------------------------------------------------------------
   IF SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER:
   NAME OF TENDERING
   INSTITUTIONS:
   ------------------------------------------------

         -------------------------------------------------------------

   ACCOUNT NO.
   -----------------------------------------------
   [ ] The Depository Trust Company

         -------------------------------------------------------------
         -------------------------------------------------------------

                                   SIGN HERE

         -------------------------------------------------------------

         -------------------------------------------------------------
                                  SIGNATURE(S)

   Dated:
   -----------------------------------------------, 1999

   Name(s) of Shareholders:
         -------------------------------------------------------------

         -------------------------------------------------------------
                              PLEASE TYPE OR PRINT

         -------------------------------------------------------------
                                    ADDRESS

         -------------------------------------------------------------
                                    ZIP CODE

         -------------------------------------------------------------
                          AREA CODE AND TELEPHONE NO.

         -------------------------------------------------------------
                     TAXPAYER ID NO. OR SOCIAL SECURITY NO.

         -------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary the shares tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or copy thereof) or an Agent's Message (as defined in the Offer to Purchase) and any other required documents, all within two New York Stock Exchange, Inc. trading days of the date hereof.

                                       -----------------------------------------
                                                     Name of Firm

                                       -----------------------------------------
                                                 Authorized Signature

                                       -----------------------------------------
                                                         Name

                                       -----------------------------------------
                                                        Address

                                       -----------------------------------------
                                                       Zip Code

Dated:                                 -----------------------------------------
------------------------------, 1999
                                              Area Code and Telephone No.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL TO THE DEPOSITARY.

                                INSTRUCTION FORM
                              WITH RESPECT TO THE
                           OFFER TO PURCHASE FOR CASH

                                       BY

                                NEW AAP LIMITED
                                      FOR

                     ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF

                            AMWAY ASIA PACIFIC LTD.
                      AT $18.00 PER SHARE OF COMMON STOCK

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON DECEMBER 17, 1999, UNLESS THE OFFER IS EXTENDED.

     The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase, dated November 18, 1999 (the "Offer to Purchase"), and the related Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, constitutes the "Offer"), in connection with the offer to purchase by New AAP Limited, a Bermuda corporation (the "Company") and an entity controlled, directly or indirectly, by the DeVos and Van Andel families and certain corporations, trusts, foundations and other entities established by or for the benefit of such families, all the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), of Amway Asia Pacific Ltd., a Bermuda corporation ("AAP"). The purchase price for each share of Common Stock will be $18.00 in cash (the "Purchase Price"). There will be deducted from the Purchase Price paid to each holder any U.S. backup or other applicable withholding taxes which may be required to be withheld.

     The undersigned hereby instruct(s) you to tender the number of shares indicated below or, if no number is indicated, all shares you hold for the account of the undersigned pursuant to the terms and subject to the conditions of the Offer.

              AGGREGATE NUMBER OF SHARES TO BE TENDERED BY YOU FOR
                        THE ACCOUNT OF THE UNDERSIGNED:
                          ____________________ SHARES*
----------------
* Unless otherwise indicated, all of the shares held for the account of the undersigned will be tendered.

                                 SIGNATURE BOX

Signature(s)
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------
1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Area Code and Telephone Number
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Taxpayer Identification or
Social Security Number
--------------------------------------------------------------------------------